Mosaic Government Money Market
Annual Report
March 31, 1997

Mosaic Government Money Market Trust
Letter to Shareholders
May 9, 1997

Dear Shareholder,

As outlined in our letter of last fall, concerns over a growing economy and accompanying wage pressures have preoccupied Federal Reserve policy makers for some time. These mounting concerns, as well as fresh evidence of wage inflation, led the Fed to initiate a course of monetary tightening in late March of 1997, with the target interest rate on Fed Funds raised by 25 basis points to 5.50%.
Though widely anticipated by investors worldwide, this event caused the interest rate markets to sell off in anticipation of additional future rate increases by the Fed. As of this writing, the consensus forecasts a high likelihood of additional increases in the Fed Funds Rate, perhaps as much as one-half to three-quarters of one percent by year-end 1997.

During the six-month period covered by this report, the seven-day yield from Mosaic Government Money Market Trust
(formerly known as Government Investors Trust) rose from 4.23% at September 30, 1996 to 4.59% at March 31, 1997.
Part of this yield increase is due to the overall rise in short-term interest rates during the period, while the balance is due to a modest extension of average maturity from 26 to 34 days at the respective dates. This modest increase in average maturity is a strategic decision designed to capture more attractive yields as rates rise.
During the fiscal year ended March 31, 1997, the seven-day yield increased from 4.17% to 4.59%.

Looking ahead, the issues of a strong economy and tight labor markets will continue to be foremost in investor's minds as they gauge the Fed's future intentions. For many reasons, however, we doubt that this course of monetary tightening will be as severe as the 1994-1995 experience, when short-term interest rates effectively doubled before the Fed was finished. First, we begin this tightening with interest rates at a much higher level than the 3% Fed Funds rate of early 1994. Second, by most measures other than wages, inflation has remained remarkably tame, and will likely continue to surprise on the weak side. And finally, with market interest rates already providing an historically big "cushion" against future inflation, so-called "real yields" are quite attractive at today's levels. We will monitor future developments closely, and expect to further increase the average maturity of the Trust to capture higher yields over the coming few months.

We appreciate your confidence in Mosaic Government Money
Market Trust and reaffirm our commitment to provide you with competitive money market returns, safety of principal, and liquidity.

Sincerely,

(signature)
Christopher C. Berberet, CFA
Vice President

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders, Mosaic Government
Money Market Trust (formerly known as Government Investors
Trust):

We have audited the accompanying statement of assets and liabilities of Mosaic Government Money Market Trust, including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mosaic Government Money Market Trust at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

(signature)
Ernst & Young LLP

Washington, DC
May 2, 1997

Mosaic Government Money Market Trust
Portfolio of Investments - March 31, 1997

                                        Principal
                                        Amount       Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 91.3% of Net Assets

Federal Farm Credit Bank Discount Notes,
 5.20%, 4/17/97                         $ 1,750,000  $ 1,745,956
Federal Farm Credit Bank Discount Notes,
 5.15%, 4/21/97                           1,000,000      997,139
Federal Farm Credit Bank Discount Notes,
 5.17%, 4/21/97                             750,000      747,846
Federal Farm Credit Bank Discount Notes,
 5.25%, 5/09/97                           1,500,000    1,491,687
Federal Farm Credit Bank Discount Notes,
 5.50%, 5/12/97                             500,000      496,868
Federal Farm Credit Bank Discount Notes,
 5.25%, 5/19/97                             400,000      397,200
Federal Farm Credit Bank Discount Notes,
 5.25%, 5/20/97                             445,000      441,820
Federal Farm Credit Bank Discount Notes,
 5.26%, 5/22/97                             500,000      496,274
Federal Farm Credit Bank Discount Notes,
 5.24%, 5/29/97                           2,000,000    1,983,116
Federal Home Loan Bank Discount Notes,
 5.42%, 5/15/97                           2,500,000    2,483,439
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.25%, 4/01/97             565,000      565,000
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.25%, 4/01/97             515,000      515,000
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.25%, 4/01/97           1,800,000    1,800,000
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.45%, 4/03/97           1,500,000    1,499,546
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.25%, 4/04/97           2,000,000    1,999,125
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.25%, 4/11/97           2,580,000    2,576,238
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.45%, 4/16/97           1,500,000    1,496,593
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.23%, 4/17/97           1,400,000    1,396,746
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.23%, 4/21/97           1,000,000      997,094
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.20%, 4/25/97           3,000,000    2,989,600
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.18%, 5/01/97           3,000,000    2,987,050
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.22%, 5/02/97           2,000,000    1,991,010
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.19%, 5/09/97           1,535,000    1,526,591
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.15%, 5/14/97           1,000,000      993,849
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.23%, 5/19/97           1,000,000      993,027
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.16%, 5/20/97           2,000,000    1,985,953
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.26%, 5/20/97             605,000      600,669
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.27%, 5/27/97           1,500,000    1,487,703
Federal Home Loan Mortgage Corporation
 Discount Notes, 5.28%, 6/03/97           2,000,000    1,981,520
Federal National Mortgage Association
 Discount Notes, 5.25%, 4/10/97           2,000,000    1,997,375
Federal National Mortgage Association
 Discount Notes, 5.25%, 4/18/97           1,510,000    1,506,256
Federal National Mortgage Association
 Discount Notes, 5.22%, 5/12/97           1,000,000      994,055
Federal National Mortgage Association
 Discount Notes, 5.26%, 5/16/97           2,000,000    1,986,850
Federal National Mortgage Association
 Discount Notes, 5.26%, 5/23/97             945,000      937,820
Federal National Mortgage Association
 Discount Notes, 5.50%, 5/29/97             825,000      817,690

TOTAL GOVERNMENT AGENCY OBLIGATIONS (Cost $49,903,705) 49,903,705

VARIABLE RATE LOAN GUARANTEED BY A U.S. GOVERNMENT AGENCY: 0.04%
 of Net Assets
Farmers Home Administration Loan, 8.83%*,
 2/1/10 (Cost $19,339)                       19,339       19,339

REPURCHASE AGREEMENT: 8.8% of Net Assets
With Donaldson, Lufkin & Jenrette Securities Corporation issued 3/31/97 at 6.250%, due 4/1/97 collateralized by $4,931,753 in United States Treasury Notes due 7/31/97.
Proceeds at maturity are $4,788,831. (Cost $4,788,000) 4,788,000

TOTAL INVESTMENTS (Cost $54,711,044)+                $54,711,044

Notes to Portfolio of Investments:
* Floating interest rate - rate disclosed is as of March 31,
1997
+ Aggregate cost for federal income tax purposes

Mosaic Government Money Market Trust
Statement of Assets and Liabilities
March 31, 1997

ASSETS
Investments, at cost          $ 54,711,044
Investments, at value (Notes 1 and 2)
Investment securities         $ 49,923,044
Repurchase agreement             4,788,000
Total investments               54,711,044
Cash                                   192
Receivables
Interest                               993
Share subscriptions (Note 1)       275,076
Total assets                    54,987,305

LIABILITIES
Payables
Shares reserved for subscription
 (Note 1)                          275,076
Capital shares redeemed             18,651
Dividends                            5,543
Other liabilities                      988
Total liabilities                  300,258

NET ASSETS                    $ 54,687,047

CAPITAL SHARES OUTSTANDING      54,687,135

NET ASSET VALUE PER SHARE           $1.000

Mosaic Government Money Market Trust
Statement of Operations
For the Year Ended March 31, 1997

INVESTMENT INCOME (Note 1)
Interest Income                $ 2,927,519

EXPENSES (Notes 3 and 4)
Investment advisory fee            273,026
Transfer agent and administrative
 expenses                          220,999
Auditing fees                       19,509
Trustees' fees                      18,000
Custodian fees                      14,946
Securities registration and blue
 sky expenses                       11,762
Printing costs                       7,000
Fidelity bond                        4,995
Legal fees                           4,830
Custodian fees paid indirectly       4,869

Total expenses                     570,198

NET INVESTMENT INCOME            2,357,321

TOTAL INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS               $ 2,357,321

The Notes to Financial Statements are an integral part of these statements.

Mosaic Government Money Market Trust
Statements of Changes in Net Assets
For the years ended March 31

                              1997           1996

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

Net investment income         $ 2,357,321    $ 2,648,018

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income     (2,357,321)    (2,648,018)

CAPITAL SHARE TRANSACTIONS
 (Note 5)                      (2,510,082)    (7,343,984)

TOTAL DECREASE IN NET ASSETS   (2,510,082)    (7,343,984)

NET ASSETS
Beginning of year              57,197,129     64,541,113
End of year                  $ 54,687,047   $ 57,197,129

Mosaic Government Money Market Trust
Financial Highlights

Selected data for a share outstanding throughout each year:


              Year ended March 31,
              1997*  1996   1995   1994   1993
Net asset
value
beginning
of period     $1.000 1.000  1.000  1.000  1.000

Net
investment
income        $0.043 0.045  0.037  0.021  0.024

Total from
investment
operations    $0.043 0.045  0.037  0.021  0.024

Distributions
from net
investment
income       $(0.043)(0.045)(0.037)(0.021)(0.024)

Total
Distributions$(0.043)(0.045)(0.037)(0.021)(0.024)

Net asset
value end
of year       $1.000  1.000  1.000  1.000  1.000
Total
Return         4.38%  4.62%  3.80%  2.08%  2.44%

Net assets
at end of
period
(thousands)  $54,687 57,197 64,541 78,090 88,911

Ratio of
expenses to
average net
assets1        1.05% 1.23%  1.16%  1.11%  1.06%

Ratio of
net
investment
income to
average
net assets     4.29% 4.52%  3.70%  2.08%  2.44%


1 For the year ended March 31, 1996 and thereafter, ratio reflects custodian fees paid indirectly (Note 3).
* Effective July 31, 1996, the investment advisory services transferred to Bankers Finance Advisors, LLC from Bankers
Finance Investment Management Corp. (See Note 3).

Mosaic Government Money Market Trust
Notes to Financial Statements
March 31, 1997

1.  Summary of Significant Accounting Policies.  Mosaic
Government Money Market Trust (the "Trust"), formerly known as Government Investors Trust, is registered with the Securities and Exchange Commission under the Investment
Company Act of 1940 as an open-end, diversified investment management company. The Trust invests solely in securities issued and guaranteed by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities.

Securities Valuation: The Trust uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount rather than at value based on market factors. As required, the Trust monitors the difference between market value and amortized cost to assure that this valuation method fairly reflects market value. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income, net of amortization of premium or discount, and other income (if any) are accrued as earned.

Dividends: Net investment income, determined as gross investment income less expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month.

Income Tax: In accordance with the requirement of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of the Trust is distributed to its shareholders, and therefore no federal income tax provision is required. As of March 31, 1997, the Trust had available for federal income tax purposes unused capital loss carryover of $101 expiring March 31, 2003.

Share Subscriptions: Shares purchased by check or otherwise not paid for in immediately available funds are accounted for as share subscriptions receivable and shares reserved for subscriptions.

	Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Bankers Finance Advisors, LLC ("the Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Trust; the fees are accrued daily and are paid monthly. The Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996. The Advisor purchased the investment management assets of Bankers Finance Investment Management Corp. ("BFIMC"), the Trust's previous investment advisor, effective July 31, 1996.

The Advisor has undertaken to reimburse the Trust by the amount, if any, by which the total expenses of the Trust (less certain excepted expenses) exceed 1.5% per annum of the average net assets of the Trust up to $40 million and 1% per annum of such amount in excess of $40 million. The Advisor is responsible for the fees and expenses of Trustees who are affiliated with the Advisor, the rent expense of the Trust's principal executive office premises and certain promotional expenses. For the year ended March 31, 1997, outside Trustee fees of $18,000 were paid by the Trust.

Fees are reduced under an expense offset arrangement with the Trust's custodian. The amount of the expense offset for the year ended March 31, 1997 was $4,869.

4. Other Expenses. With the exception of certain expenses of the Trust payable by it directly, all support services are provided to the Trust under a Services Agreement between the Trust and the Advisor, pursuant to which such services are provided for amounts not exceeding the cost to the Advisor. Common expenses incurred by the Trust, Mosaic Tax-Free Trust, Mosaic Income Trust and Mosaic Equity Trust ("the Trusts") are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trusts. For the year ended March 31, 1997, operating expenses of $297,172 have been reimbursed to the Advisor and BFIMC under the Services Agreement.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized.
Transactions in capital shares (in dollars and shares) for the years ended March 31 were as follows:


                              1997           1996

Shares sold                   60,347,031     98,828,888
Shares issued in
 reinvestment of dividends     2,268,110      2,540,729

Total shares issued           62,615,141    101,369,617

Shares redeemed              (65,125,223)  (108,713,601)

Net decrease                  (2,510,082)    (7,343,984)